UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A/A

Amendment No. 1

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ROYCE GLOBAL VALUE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State of incorporation or organization)	27-5491330 (I.R.S. Employer Identification No.)
745 Fifth Avenue
New York, New York 10151
(Address of principal executive offices)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:	Name of each exchange on which each class is to be registered:
Shares of Common Stock , $0.001 par value per share	New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ x ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [   ]

Securities Act registration statement file number to which this form relates: 333-172858

Securities to be registered pursuant to Section 12(g) of the Act: None

TABLE OF CONTENTS

INFORMATION REQUIRED IN REGISTRATION STATEMENT
Item 1.	Description of Registrant’s Securities to be Registered.
Item 2.	Exhibits.
Signature

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered.
The section captioned “The Transaction” in the Registrant’s Registration Statement filed on Form N-14 (File No. 333-172858), filed on March 16, 2011, Pre-Effective Amendment No. 1 thereto, filed on May 10, 2013 and Pre-Effective Amendment 2 thereto, filed on June 27, 2013, is incorporated herein by reference.

Item 2. Exhibits.
Pursuant to the instructions as to exhibits, no exhibits are filed herewith or incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

ROYCE GLOBAL VALUE TRUST, INC.

Date: October 1, 2013

By: /s/ Charles M. Royce
Charles M. Royce
President